UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 31, 2004


                              U.S. Gold Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Colorado                          1-02714                       84-1533604
---------------                   ------------                 ----------------
(State or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                 Identification #)
incorporation)


             2201 Kipling Street, Suite 100, Lakewood, CO 80215-1545
             -------------------------------------------------------
                     (Address of Principal Executive Office)


                                 (303) 238-1438
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
------------------------

On August 31, 2004, U.S. Gold Corporation (the "Company") issued a news release reporting that Canyon Resources Corporation has elected to take 600,000 shares of the common stock of Gold Resource Coproration, a Colorado corporation whose largest shareholder is the Company, in exchange for the $500,000 funding previously provided to Canyon Gold Corporation. Additionally, the Company provided an update on its 45% owned Tonkin Springs gold mine managed by 55% owner BacTech Mining Corporation. The full text of the news release is included as an exhibit to this Report and is incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

(c)      Exhibits:

         99.1     News Release dated August 31, 2004







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          U.S. GOLD CORPORATION



                                          By: /s/ William W. Reid
                                              ----------------------------------
                                                William W. Reid
                                                President



Dated:  August 31, 2004









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